EXHIBIT 32.1
                                                              ------------

                                  Certification
           (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)


I, JoAnn W. Wagner, chief executive officer of SOS Staffing Services, Inc. (the "Company"), do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of August, 2003.


                                                     /s/ JoAnn W. Wagner
                                                     ---------------------------
                                                     JoAnn W. Wagner
                                                     Chairman, President and
                                                     Chief Executive Officer